UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

         --------------------------------------------------------------

                               AMENDMENT NO. 1 ON
                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 11, 2005

                                   KADANT INC.
             (Exact Name of Registrant as Specified in its Charter)



Delaware                            1-11406                           52-1762325
(State or Other             (Commission File Number                (IRS Employer
Jurisdiction                                                 Identification No.)
of Incorporation)

One Acton Place
Acton, Massachusetts                                                       01720
(Address of Principal Executive Offices)                              (Zip Code)

                                 (978) 776-2000
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                  KADANT INC.

Introductory Note.

      On May 11, 2005, Kadant Inc., a Delaware corporation (the "Company"), completed the acquisition of all of the outstanding stock of The Johnson Corporation, a Michigan corporation ("Johnson"). On May 11, 2005, the Company filed a Current Report on Form 8-K (the "Current Report") to report the closing of the acquisition. The purpose of this Amendment No. 1 to the Current Report is to file the historical financial statements of Johnson and the pro forma financial information required by Item 9.01 of Form 8-K.

      The Company hereby amends and restates Item 9.01 of the Current Report to read in its entirety as follows:

Item 9.01     Financial Statements and Exhibits.

      (a) Financial Statements of Business Acquired

          The financial statements required by this item are included as Exhibit
          99.4 to this Current Report.

      (b) Pro Forma Financial Information

          The pro-forma financial information required by this item are included as Exhibit 99.1 to this Current Report.

      (c) Exhibits

          Exhibit
             No.           Description of Exhibit
          ----------------------------------------------------------------------

            23.1           Consent of Grant Thornton LLP.

            99.1 Pro-forma financial information related to the acquisition of Johnson.

          * 99.2 Purchase Agreement among the Company, Johnson and the principal shareholders of Johnson identified in the Purchase Agreement.

          * 99.3 Press Release dated May 11, 2005 announcing the closing of the Johnson acquisition.

            99.4           Financial statements of Johnson.

-----------------------------------

          * Previously filed.

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                                  KADANT INC.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    KADANT INC.


Date:  July 26, 2005                          By:   /s/ Thomas M. O'Brien
                                                    ----------------------------
                                                    Thomas M. O'Brien
                                                    Executive Vice President and
                                                    Chief Financial Officer


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                                   KADANT INC.

                                  EXHIBIT INDEX


Exhibit
Number            Description of Exhibit
--------------------------------------------------------------------------------

  23.1           Consent of Grant Thornton LLP.

  99.1 Pro-forma financial information related to the acquisition of Johnson.

* 99.2 Purchase Agreement among the Company, Johnson and the principal shareholders of Johnson identified in the Purchase Agreement.

* 99.3 Press Release dated May 11, 2005 announcing the closing of the Johnson acquisition.

  99.4           Financial statements of Johnson.

-----------------------------------

* Previously filed.


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